Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE THIRD FISCAL QUARTER ENDED JUNE 30, 2013

Philadelphia, PA, August 7, 2013 - Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted income from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, of $3.2 million, or $0.15 per common share-diluted, and $8.5 million, or $0.39 per common share-diluted, for the third fiscal quarter and nine months ended June 30, 2013 as compared to an adjusted loss from continuing operations attributable to common shareholders, net of tax, of $496,000, or $0.03 per common share-diluted, and $8.0 million, or $0.41 per common share-diluted, for the third fiscal quarter and nine months ended June 30, 2012. A reconciliation of the Company's reported GAAP income (loss) from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $1.5 million, or $0.07 per common share-diluted, and $819,000, or $0.04 per common share-diluted, for the third fiscal quarter and nine months ended June 30, 2013 as compared to GAAP net income attributable to common shareholders of $30.2 million, or $1.44 per common share-diluted, and $28.1 million, or $1.37 per common share-diluted, for the third fiscal quarter and nine months ended June 30, 2012. Included in GAAP net income attributable to common shareholders for the third fiscal quarter and nine months ended June 30, 2012, was a $34.5 million and $40.0 million gain, net of tax, respectively, on the deconsolidation and sale of the Company's credit loan manager and commercial finance subsidiary.

Jonathan Cohen, CEO and President, commented, "We are pleased with the solid results of our third fiscal quarter and our current position.  During the quarter we increased assets under management to $16.1 billion from $15.0 billion a year ago.  In our Real Estate Asset Management businesses, we raised a record $209 million of capital.  In our Credit Asset Management businesses, CVC Credit Partners - our joint venture with CVC Capital - closed a $456 million listed fund (LSE: CCPE; CCPG) as well as another $523 million CLO. We continue to work to grow and expand our existing businesses and to add new products to fuel additional growth, such as our Real Estate Diversified Income Fund, our first mutual fund product which launched at the very end of the second quarter. With increasing AUM, positive operating earnings, great products and a strong balance sheet we think we are in a very good position looking forward."

Assets Under Management

The following table details the Company's assets under management by operating segment, which increased by $1.1 billion (7%) from June 30, 2012 to June 30, 2013:

	June 30,		June 30,
	2013		2012
Financial fund management	$13.6	billion	$12.7	billion
Real estate	1.9	billion	1.7	billion
Commercial finance	0.6	billion	0.6	billion
	$16.1	billion	$15.0	billion
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Highlights for the Third Fiscal Quarter Ended June 30, 2013 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc, a public non-traded REIT managed by the Company, specializing in acquiring and managing distressed real estate assets, had the following highlights:

•	Raised a record $74.2 million during the third fiscal quarter ended June 30, 2013. Subsequent to quarter end, raised a record $33.0 million in total equity capital for the month ended July 31, 2013.

•	Increased total assets to $288.8 million at June 30, 2013, an increase of $155.4 million, or 116%, from June 30, 2012. Highlights for the third fiscal quarter ended June 30, 2013:

•	Acquired three multifamily rental apartment properties totaling $45.8 million located in Hoover, AL, Spring, TX and Winter Park, FL.

•	Sold one multifamily rental apartment property in Birmingham, AL for $10.3 million.

•	In July 2013, entered into an agreement to acquire 10 multifamily assets totaling 2,513 units and two office properties that contain 75,518 rentable square feet for $52.7 million.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly traded REIT managed by the Company, focusing on commercial real estate assets, had the following highlights:

•
Raised $134.6 million in equity capital, including $114.6 million, net of underwriting discounts and expenses, in connection with the April 2013 public offering of 18.7 million shares of its common stock at a price of $6.33 per share.

•	Increased total equity capital managed, including preferred equity, at June 30, 2013 to $821.9 million, an increase of $293.8 million, or 56%, from June 30, 2012.

•	Closed $91.3 million of new whole loans during the three months ended June 30, 2013.
The following additional highlights contributed to our real estate asset management operations:

•
Resource Real Estate Management, Inc., the Company's property management subsidiary, increased the apartment units it manages to 19,010 units (at 65 properties) as of June 30, 2013 from 17,897 units (at 61 properties) as of June 30, 2012.

•	The Company's real estate operating segment increased its assets under management at June 30, 2013 to $1.9 billion, an increase of $193.0 million, or 11%, from June 30, 2012.

•
Real estate revenues increased 11% and 25% to $12.2 million and $36.6 million for the third fiscal quarter and nine months ended June 30, 2013, respectively, as compared to $10.9 million and $29.3 million for the third fiscal quarter and nine months ended June 30, 2012, respectively.

FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture with CVC Capital Partners SICAV-FIS, S.A. ("CVC") completed the following transactions:

•
Closed Apidos CLO XII (par value $523.0 million) and Apidos CLO XIV (par value $617.0 million) in April and July 2013, respectively. In connection with these Collateralized Loan Obligations, CCP expects to receive approximately $5.2 million annually in asset management fees in the future.

•
In June 2013, completed a public offering of CVC Credit Partners European Opportunities Limited, an investment vehicle providing investors access to the sub-investment grade European debt markets. The offering raised Euro 174.7 million and Sterling 150.8 million before transaction fees and expenses. Euro denominated shares will trade under the symbol "CCPE" and Sterling denominated shares will trade under the symbol "CCPG", both on the London Stock Exchange.

The following additional highlight contributed to our financial fund asset management operations:

•	The Company's financial fund management operating segment increased its assets under management at June 30, 2013 to $13.6 billion, an increase of $0.9 billion, or 7%, from June 30, 2012.

CORPORATE/OTHER:
Dividends

•
The Company's Board of Directors authorized the payment on July 31, 2013 of a $0.03 cash dividend per share on the Company's common stock to holders of record as of the close of business on July 19, 2013.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its second fiscal quarter ended June 30, 2013.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors as well as our joint ventures.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by RRE Opportunity REIT was declared effective by the SEC on June 16, 2010.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows and reconciliation of GAAP income (loss) from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2013	September 30, 2012
	(unaudited)
ASSETS
Cash	$12,173	$19,393
Restricted cash	561	642
Receivables	1,069	3,554
Receivables from managed entities and related parties, net	32,433	41,051
Investments in real estate, net	17,016	19,149
Investment securities, at fair value	31,151	22,532
Investments in unconsolidated loan manager	37,326	36,356
Investments in unconsolidated entities	13,518	12,993
Property and equipment, net	2,496	2,732
Deferred tax assets, net	37,292	34,565
Other assets	6,257	3,776
Total assets	$191,292	$196,743

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$18,827	$23,042
Payables to managed entities and related parties	3,251	4,380
Borrowings	22,062	23,020
Total liabilities	44,140	50,442

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 30,330,554 and 29,866,664 shares issued (including nonvested restricted stock of 422,013 and 403,195), respectively	299	294
Additional paid-in capital	287,907	285,844
Accumulated deficit	(26,076)	(24,508)
Treasury stock, at cost; 9,910,144 and 9,756,955 shares, respectively	(103,392)	(102,457)
Accumulated other comprehensive loss	(11,764)	(13,080)
Total stockholders’ equity	146,974	146,093
Noncontrolling interests	178	208
Total equity	147,152	146,301
	$191,292	$196,743

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
REVENUES:
Real estate	$12,153	$10,921	$36,647	$29,303
Financial fund management	2,445	2,991	9,407	15,874
Commercial finance	(35)	(128)	(337)	2,051
	14,563	13,784	45,717	47,228
COSTS AND EXPENSES:
Real estate	8,896	7,386	26,334	21,985
Financial fund management	1,694	2,994	5,239	13,177
Commercial finance	(219)	118	(223)	2,311
Restructuring expenses	—	—	—	365
General and administrative	2,153	2,567	6,566	7,930
Gain on sale of leases and loans	—	—	—	(37)
Provision for credit losses	1,647	5,698	7,137	10,910
Depreciation and amortization	489	528	1,397	3,124
	14,660	19,291	46,450	59,765
OPERATING LOSS	(97)	(5,507)	(733)	(12,537)

OTHER INCOME (EXPENSE):
Gain on deconsolidation and sale of subsidiaries	—	54,682	—	63,431
Loss on extinguishment of debt	—	—	—	(2,190)
Gain on sale of investment securities, net	—	—	—	63
Other-than-temporary impairment on investments		—	(214)	(74)
Interest expense	(501)	(578)	(1,517)	(4,197)
Other income, net	635	362	1,963	1,546
	134	54,466	232	58,579
Income (loss) from continuing operations before taxes	37	48,959	(501)	46,042
Income tax (benefit) provision	(1,511)	18,665	(1,898)	17,496
Income from continuing operations	1,548	30,294	1,397	28,546
Loss from discontinued operations, net of tax	—	(14)	(8)	(50)
Net income	1,548	30,280	1,389	28,496
Net income attributable to noncontrolling interests	(26)	(45)	(570)	(384)
Net income attributable to common shareholders	$1,522	$30,235	$819	$28,112

Amounts attributable to common shareholders:
Income from continuing operations	$1,522	$30,249	$827	$28,162
Discontinued operations	—	(14)	(8)	(50)
Net income	$1,522	$30,235	$819	$28,112

Basic earnings per share:
Continuing operations	$0.07	$1.53	$0.04	$1.43
Discontinued operations	—	—	—	—
Net income	$0.07	$1.53	$0.04	$1.43
Weighted average shares outstanding	20,297	19,815	20,165	19,618

Diluted earnings per share:
Continuing operations	$0.07	$1.44	$0.04	$1.37
Discontinued operations	—	—	—	—
Net income	$0.07	$1.44	$0.04	$1.37
Weighted average shares outstanding	22,106	21,036	21,706	20,464

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,389	$28,496
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	1,546	4,280
Provision for credit losses	7,137	10,910
Other-than-temporary impairment on investments	214	74
Unrealized gain on trading securities	(666)	(175)
Equity in earnings of unconsolidated entities	(2,345)	(501)
Distributions from unconsolidated entities	2,577	2,741
Gain on sale of leases and loans	—	(37)
Gain on sale of investment securities, net	(2,023)	(79)
Gain on sale of assets	(2,454)	—
Gain on sale and deconsolidation of subsidiaries	—	(63,431)
Loss on extinguishment of debt	—	2,190
Deferred income tax (benefit) provision	(1,898)	17,323
Equity-based compensation issued	815	1,059
Equity-based compensation received	(860)	(153)
Trading securities purchases and sales, net	(2,446)	(3,470)
Loss from discontinued operations	8	50
Changes in operating assets and liabilities	(2,659)	(4,047)
Net cash used in operating activities	(1,665)	(4,770)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(554)	(147)
Payments received on real estate loans and real estate	2,761	1,580
Investments in real estate and unconsolidated real estate entities	(2,009)	(1,108)
Purchase of commercial finance assets	—	(18,483)
Principal payments received on leases and loans	—	9,041
Cash divested on deconsolidation of LEAF	—	(2,284)
Proceeds from sale of Apidos, net of transaction costs and cash divested on deconsolidation	—	17,864
Purchase of investments	(2,845)	(600)
Proceeds from sale of loans and investments	—	262
Net cash (used in) provided by investing activities	(2,647)	6,125
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	2,000	128,845
Principal payments on borrowings	(2,472)	(129,333)
Dividends paid	(1,776)	(1,720)
Proceeds from issuance of common stock	1,253	1,056
Repurchase of common stock	(1,132)	(955)
Preferred stock dividends paid by LEAF to RSO	—	(188)
Decrease (increase) in restricted cash	81	(647)
Other	—	(2,275)
Net cash used in financing activities	(2,046)	(5,217)
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(862)	(924)
Net cash used in discontinued operations	(862)	(924)

Decrease in cash	(7,220)	(4,786)
Cash, beginning of year	19,393	24,455
Cash, end of period	$12,173	$19,669

Schedule I

RECONCILIATION OF GAAP INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE TAXES TO ADJUSTED INCOME (LOSS) FROM
CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS, NET OF TAX (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Income (loss) from continuing operations before taxes - GAAP	$37	$48,959	$(501)	$46,042
Income attributable to noncontrolling interests - pre-tax	(54)	(45)	(876)	(255)
(Loss) income from continuing operations attributable to common shareholders - pre-tax	(17)	48,914	(1,377)	45,787

Commercial finance adjustments, pre-tax:
Loss from operations	1,611	5,899	9,269	5,415
Noncontrolling interests	—	—	—	223
Commercial finance operations	1,611	5,899	9,269	5,638

Gain on sale of subsidiaries, pre-tax:	—	(54,682)	—	(63,431)

Adjusted income (loss) from continuing operations attributable to common shareholders - pre-tax	1,594	131	7,892	(12,006)
Income tax (benefit) provision (2)	(1,622)	627	(574)	(3,982)
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax	$3,216	$(496)	$8,466	$(8,024)

Adjusted weighted average diluted shares outstanding	22,106	19,815	21,706	19,618

Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, per common per share-diluted	$0.15	$(0.03)	$0.39	$(0.41)

1.
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, presents the Company's operations without the effect of its commercial finance operations and gain on the sale of subsidiaries. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three and nine months ended June 30, 2013 and 2012 separately from its commercial finance operations and gains realized on the sale of subsidiaries. Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should not be considered as an alternative to income (loss) from continuing operations before taxes (computed in accordance with GAAP). Instead, adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should be reviewed in connection with income (loss) from continuing operations before taxes in the Company's consolidated financial statements, to help analyze how the Company's business is performing.

2.	Income tax (benefit) provision is calculated using the Company's tax rate for the period, excluding one-time tax adjustments.